BRANDYWINE FUND,INC.
MANAGED BY FRIESS ASSOCIATES, INC.
QUARTERLY REPORT
JUNE 30, 1997

DEAR FELLOW SHAREHOLDERS:

You hit a new all time high, June 19, of $37.38. On that day each one of you was in plus territory. We also are pleased that your fund experienced a 11.9 percent gain this quarter with net inflows of $180 million.

After a minor two percent backtracking in the March quarter, which made it the 6th best performer among the 23 funds in Investment Business Daily's Mutual Fund Index, Brandywine Fund's six month return of 9.6 percent outdistanced the Nasdaq Industrials' return of 6.6 percent and handily beat the Investor's Business Daily Mutual Fund Index gain of 6.8 percent.

The S&P 500, however, was stronger than indices of the dynamic companies which characterize your portfolio, up 17.4 percent this past quarter, beating more than 95 percent of small and midcap funds.

The S&P 500 index of America's largest companies gives larger companies within that index more impact on its performance. For example, the 25 largest companies -- only 5 percent of the stocks in the index -- account for over 33 percent of the return!

The second quarter of 1992 your fund lagged the S&P 500 by 10 percent for the quarter. But then in the fourth quarter of 1992, your Fund outperformed the S&P
                         ------
500 by more than 15 PERCENTAGE POINTS AND FOR THE YEAR OUTPERFORMED BY 8 PERCENTAGE POINTS. We look forward to the return of investor interest to the smaller companies.

We're grateful that in the last five years your Fund grew 190 percent vs. the S&P 500's gain of 147 percent and the Nasdaq Industrials' growth of 97 percent.

MOST RECENT FIVE YEARS

     NASDAQ IND.         96.6%
     IBD*<F1>           103.7%
     S&P MIDCAP         104.9%
     LIPPER GROWTH*<F1> 121.1%
     S&P 500*<F1>       146.5%
     YOUR FUND*<F1>     189.5%

*<F1>TOTAL RETURN
IBD = INVESTOR'S BUSINESS DAILY MUTUAL FUND INDEX

Your five year annualized return of 24 percent compares to 20 percent for the S&P 500 and the Nasdaq Industrials' 15 percent.

Your Fund beat the S&P 500 in 11 out of the 20 quarters in the last five years but outperformed the S&P by over 40 PERCENT in that period. It outperformed the Nasdaq Industrials in 14 of the last 20 quarters or 70 percent of the time.

Since the day Brandywine Fund was launched in 1985, your research team has employed the time-tested philosophy of investing in companies with dynamic earnings, high rates of profitability and sound balance sheets. These smaller, growing companies typically comprise indices other than the S&P 500.

Your Fund gained over 24 percent the last twelve months despite the Nasdaq Industrials' meager 6.5 percent gain! The 28 percentage point spread between the Nasdaq Industrials and the S&P 500's 35 percent gain is the largest seen in years, underscoring the challenges your researchers face while investing in smaller companies for your Fund.

Currently, the companies you hold are experiencing an average yearly earnings growth rate of 48 percent, more than three times greater than the expected growth rate of the S&P 500's companies as measured by William O'Neil.

COMPANY GROWTH

AVERAGE INCREASE
LATEST 12 MOS. EARNINGS

YOUR COMPANIES 48%
S&P 500        14%

AVERAGE INCREASE
LATEST QUARTERLY EARNINGS

YOUR COMPANIES 52%
S&P 500        17%

ALL S&P FIGURES ARE UNWEIGHTED. ANALYSIS BY WILLIAM O'NEIL & CO., INC. JUNE 27, 1997.

You own these companies at a very attractive level of only 16 times 1998's earnings estimates, which is roughly equal to the valuation level of the S&P 500.

The assets that started the fund have grown 639 percent, 19 percent per year, outdistancing all the major indices -- even the S&P 500's 493 percent (16.7 percent per year).

For the last ten years, your Fund shows a 376 per-cent gain, 16.9 percent annualized, while the S&P 500 grew only 292 percent in that period. The Nasdaq Industrials climbed just 162 percent and the IBD Mutual Fund Index rose 156 percent.

MOST RECENT TEN YEARS

     IBD*<F2>           156.1%
     NASDAQ IND.        162.4%
     LIPPER GROWTH*<F2> 236.5%
     S&P 500*<F2>       291.7%
     YOUR FUND*<F2>     375.7%

*<F2>TOTAL RETURN

The Nobel Foundation today remains one of your largest fellow shareholders with over $40 million invested. Friess family and teammates also have more than $40 million invested with you. All of my equity investments are in the Brandywine Funds.

We awake every day knowing that it's what we do for you tomorrow that counts. We want to enjoy with you new all-time highs in your Fund.

One of your current biggest gainers is Dell Computer, picked by researcher David Harrington, producing gains of nearly $98 million for you this quarter alone. David also teamed up with consultant Hank Bannister to purchase 3Com Corp., already providing you more than $37 million in gains. Jackson-based researcher Andy Graves selected Tellabs, adding $43 million to your portfolio.

You'll notice that many of your big gainers for the quarter are in the technology area. While seasonal trends and product transitions like Intel's move from Pentium to Pentium with MMX and Pentium II may cause occasional pauses in growth, your research team continues to find dynamic companies in a broad array of technology sectors.

Phoenix-based Diane Hakala found BMC Software yielding gains of just under $30 million, Researcher Mark Lapolla's recommendation of Citrix Systems grew 112 percent this quarter alone. MasTec Inc. appreciated over 71 percent for the quarter and is in your Fund thanks to researcher Jon Fenn. Carl Gates contributed Cellstar to the portfolio with gains of 116 percent.

Technology was not the only good performer in the quarter. In fact, the current economic environment of slow growth with low inflation drove stock prices higher in almost all industry groups. Since the Federal Reserve Board increased the discount rate back in March, the yield on the 30-year Treasury Bond fell through the 7 percent level and it currently yields 6.7 percent. Both stock and bond investors win!

Researcher Clarke Adams' pick of Corning, Inc., benefiting from optic fiber production, provided your Fund with profits of $27 million and retailer Costco Companies, recommended by outside consultant Mike Musson working with David Harrington, produced gains of just over $12.5 million.

As you can see, the contributions to your performance are spread across your research team. Thanks to those mentioned and to the rest of the team whose number one priority is the growth of your assets These are the practitioners of our investment credo "Never Invest in the Stock Market, Invest in Individual Stocks."

Special thanks to Bill D'Alonzo who was kind enough to write our mid-quarter letter while Lynn and I were visiting Stig Ramel, President of the Nobel Foundation from 1972 to 1992 and Brandywine Fund director, who was celebrating his 70th birthday in Sweden.Thanks for the many letters expressing gratitude for explaining our efforts to use the Fund's commission dollars prudently and in the best interests of you, the shareholder.

The upcoming 4th of July celebration reminds us of those traditions established by our Founding Fathers. We are honored to have the opportunity to be part of helping you realize the "American Dream" which they were seeking when forming this great nation more than 200 years ago. Thank you for allowing us to serve you.

Happy Summer!

God Bless!


/s/ Foster Friess


Foster Friess
President
June 30, 1997

FELLOW SHAREHOLDER . . .

A predominant notion among many people is that science and religion do not mesh.

Meet John Marks Templeton, who more than two decades ago realized the importance of recognizing those individuals who exhibited frontier thinking in religion by linking it with scientific thought, and established the Templeton Prize for Progress in Religion, an annual award worth more than $1 million. Past recipients include Mother Teresa, Chief Rabbi of Great Britain, Lord Jakokbovits, Billy Graham, and author Aleksandr Solzhenisyn.

The success of this Prize encouraged Templeton to form the John Templeton Foundation which seeks to explore and encourage the connection between sciences and all religions. The Foundation lends resources to leaders who are striving for spiritual and scientific progress by funding more than 40 programs focused in three areas: Science and Religion; Spirituality and Health; and Education.

The Templeton Foundation awards a $10,000 prize to as many as 100 colleges, universities, and schools of theology around the world which develop and offer the best courses in science and religion. Also awarded every year is a $10,000 prize to five U.S. medical schools that offer courses examining the valuable, but often overlooked, role of faith and spirituality in patient care.

Every year approximately 100 U.S. colleges and universities are recognized for their creative attempts to promote character development among their students. A guide distributed to high school guidance counselors helps students in the difficult college selection process.

The Honor Rolls for Education in a Free Society are published bi-annually to highlight professors, programs, and departments from various colleges and universities which encourage a greater appreciation of the importance of our nation's free enterprise system. The honorees are excellent examples of how political freedom, a market economy, and moral principles enter into sustaining a free society.

An investment management guru himself (The Templeton Growth Fund and Templeton World Fund), John understands the importance of free enterprise!

Recognized for his extensive philanthropic efforts, Sir John was knighted by Britain's Queen Elizabeth in 1987. The Royal Society for the Encouragement of Arts, Manufacture, and Science awarded him the Benjamin Franklin Medal to honor his work in furthering Anglo-American understanding. He has also received many awards from the financial community over the years.

We are honored to apply our investment strategy for the benefit of The John Templeton Foundation. Knowing that our management of a portion of its assets enables its important work to continue makes our job rewarding.
-Rebecca Buswell

A VERY BIG THANK YOU . . .

to all the folks at Cann Printing, particularly those who burned the midnight oil, for their very impressive efforts to get this report in the mail to you within 24 hours of quarter end! The excellence for which we strive could never be achieved without the support of so many people outside the firm like the hard-hitting team at Cann. Thanks!
Rebecca Buswell, Editor

ALL IS NOT ROSES . . .

Like every quarter, there were a handful of stocks which lagged the top performers. Five stocks gave up more than $10 million each. Advanced Micro Devices was your biggest retracer at $29 million but remains in your portfolio with an $8 million gain since initial purchase in January.

Cabletron Systems dropped back $28 million, Compaq Computer lost $17 million, and Andrew Corp. gave up $11 million. You no longer hold these stocks. After being one of your largest gainers with profits of more than $200 million, Intel Corp. backtracked $12 million during the quarter and was sold.

Your best dollar performer was Dell Computer with $98 million, ALONE making up for what your five backtrackers lost. Other solid picks for you during the quarter were 3Com Corp. with $37 million, Tellabs with $43 million, Warner Lambert Co. with $42 million and Compuware Corp. with $27 million.

BMC Software and Corning, Inc. each brought in more than $25 million while Cisco Systems gained $18 million and Ascend Communications gained $21 million. You saw 27 companies amass more than $10 million.

HIGHLIGHTS. . .

COMMUNICATIONS

Outsourcing is a popular trend in many businesses, especially cable and telephone companies. Instead of installing the fiber cabling themselves, they turn to a company like MASTEC, which provides this service at low cost with fast delivery.

Most cable and phone companies seek to increase their fiber infrastructure, and your company benefits as it is one of only two companies that can offer this installation service throughout the U.S. MasTec also recently completed a deal with Telebras, the phone company of Brazil.

In a conversation with CFO Ed Johnson last month, we learned that fueling demand even further is the movement by many cable companies to start providing phone service via their existing cable lines.

Earnings more than doubled in the March quarter, from $.15 to $.36 on revenues of $130 million, a 108 percent jump from $63 million last year.

Purchased for you in May of last year, your shares are worth 123 percent more at $47.

FINANCIAL/BUSINESS SERVICES

You can lease a car, you can lease a house, and, through COMDISCO, you can even lease anything from computer equipment to medical equipment to semiconductor test equipment. The "Switzerland" to leasing, Comdisco is neutral to any type of manufacturer and able to provide its customers with the best products to meet their needs.

Many Fortune 500 companies, such as Caterpillar, Pennzoil, and the Chicago Board of Trade, need the most recent, most advanced technology, but the high rate at which the newest and most up-to-date systems are being introduced makes it increasingly difficult for these companies to keep abreast of changes. They look to Comdisco to help them integrate and stay on top of the latest technological advances.

These companies also want their services "bundled," a positive for Comdisco according to John Vosky, CFO. Unlike many of its competitors, Comdisco not only offers the products to be leased, like computer terminals, monitors, and mainframes, but it also offers information technology services, including network management, inventory, and emergency tech support.

Earnings were $.39 in the March quarter, up 18 percent from the $.33 reported last year. Revenues grew 19 percent to nearly $700 million.

Up nearly 30 percent since purchase in September at $20, your shares sell at $26 today.

HEALTHCARE

SHARED MEDICAL SYSTEMS creates information solutions for the health industry designed to help hospitals, physician groups, and other health care providers improve quality of care and financial performance in an increasingly regulated environment.

Your company provides a comprehensive line including clinical, financial, administrative, patient management, and physician information systems to 1800 hospitals in the U.S. and 900 hospitals internationally. These systems are created with the help of information technology leaders like AT&T, Hewlett-Packard, IBM, and Microsoft.

Hospitals have large investments in new equipment and technologies to augment service quality and reduce care costs which require increased usage of Shared Medical's software and services. One such system, Novius.Ihn, was successfully installed at two Shared Medical customer sites in New Jersey and North Carolina, according to Treasurer, Terrence Kyle.

Last quarter, revenues climbed 23 percent to $210 million from $170 million last year, fueling earnings growth of 24 percent -- $.56 versus $.45.

Trading today at $54, your shares already rose 33 percent since purchase in April at $41.

SPECIALTY RETAILING

The superstore concept has caught on in nearly all of retail, from computers to clothing to office supplies. BORDERS GROUP is part of this superstore craze with its mammoth bookstores in all 50 states averaging 30,000 square feet apiece.

Offering a huge selection of books, videos, music, multimedia products and software as well as a coffee cafe, customers flock to Borders making it the #2 bookstore operator in the U.S. Your company also operates Waldenbooks, the nation's #1 mall-based bookstore chain, and Planet Music.

Robert Di Romulado, Chief Executive Officer, explained that 40 additional new stores are on track for 1997, and that later this year, Borders will begin its strategy to tap the on-line marketplace and roll out its Internet product offering.

Better-than-expected same store sales at both Waldenbooks and Borders fuel your company's growth. The year ended January 1997 saw earnings jump 55 percent to $.73 from $.47 on revenues of nearly $2 billion.

Purchased in November at $18, your shares have appreciated 36 percent to $24.

TRANSPORTATION & RELATED

Having recently landed a $1 billion-plus contract with the U.S. Postal service to deliver Priority Mail, CNF TRANSPORTATION is poised to capitalize on its already strong foothold as the #1 trucking company in the U.S.

Pat Fossenier, Investor Relations contact, explained to us recently that CNF was well positioned to win the postal contract as no other competitor could offer both regional trucking (Con-Way Transportation) and worldwide airfreight (Emery Worldwide) services. This new contract, combined with the recent spin-off of its long-haul trucking unit, reduces the cyclicality often found in this business and attracts Wall Street's attention.

In addition to the U.S. Postal Service, such well-known companies as Coca-Cola, General Motors, Hewlett-Packard, and Sears employ CNF's services.

Earnings for the March quarter came in at $.40, 67 percent higher than last year's $.24. Revenues grew 11 percent to reach $943 million.

SUSAN . . .

In 1978, when Friess Associates had $18 million under management and consisted of just Foster and Lynn, Susan Morgan came on board, which makes her the longest tenured employee (but not the "oldest," as Foster sometimes introduces her). She has seen the trading operation grow from using one Quotron -- which displayed only 10 stocks on the screen at a time -- to today's four-terminal system which uses both Bridge and Bloomberg, allowing instantaneous access to all aspects of the market.

At the outset, Susan served as receptionist, writer, accountant, and office manager in addition to making trades. Today, her sole responsibility is in trading where she works with the other six traders to ensure the purchases and sales recommended by your research team are executed in a timely manner.

Senior researcher Bill D'Alonzo praises Susan's expert ability. "Having been at Friess Associates longer than anyone else, Susan knows our clients well and understands our operations procedures created to meet their needs. This broad background and long-time focus on our culture give her a unique perspective in trading. Her contribution makes possible the growth our fellow shareholders have enjoyed."

Seeing the company grow from the original three people to the current 60-member team, Susan reflects on the importance of having just the right group in place to handle our growth to $12 billion under management.

"The most incredible aspect of this growth to me," says Susan, "is that Foster has collected such a cohesive, compatible group of people of varying ages, backgrounds, and interests, who are dedicated to the original investment principles he established more than two decades ago. Working with this 60-member team to grow the assets entrusted to us is a privilege."

Susan's favorite after-hour activity is bicycling. She's pedaled her way through France, Italy, Costa Rica, England, and New Zealand, as well as here in the Brandywine Valley. "Biking allows you to see a small part of a country in much more detail than driving allows, and I'm thrilled to have had the opportunity to see so many wonderful places 'up close.' "
-Rebecca Buswell

SOFT DOLLARS . . .

Thank you for all the responses concerning our mid-quarter letter which discussed the "soft dollar" resource available to us. The commissions generated when we buy and sell stocks are paid to achieve first and foremost, as we said in the letter, excellent executions of the transactions arranged through the hard work of your seven traders, but also to obtain many good ideas and other research services from brokers and consultants to help us find new and better companies for your portfolio.

We've included some questions about soft dollars raised in letters from your fellow shareholders in a new feature this quarter, "Letters to the Editor." Their questions could be similar to those you may have, so we hope you find this new feature helpful.

Your questions and discussion on this topic and any others of interest to you are always welcome. Feel free to e-mail me at kfazler@friess.com or fax me at
(302) 656-9015.
Kelli Fazler

JOHN . . .

With nearly 20 years experience in the investment business, John Ragard brings to your research team a solid understanding and keen eye for the kinds of stocks in which we invest.

His varied background -- he served as an investment officer for the University of Rochester, an analyst for the General Electric Company Pension Fund, and a venture capital investment specialist -- enables John to see a company from many perspectives and to grasp the big picture, which is so essential to the Friess Associates generalist approach to investing.

"As generalists," explains John, "we investigate each potential investment as if we were planning to purchase the entire company. If researchers specialized in a given area, they would likely be looking for isolated factors rather than seeing the nuances of a company gleaned from its competitors, suppliers, customers and distributors that are so valuable in making a decision to buy."

Some large gainers selected by John are Western Digital, Noble Drilling, and US Airways. So far this year, these companies brought in $102 million for you.

Married for 17 years to Terri, the Ragards have three children, Becky, Andrew and Stephen ages 15, 13 and 8. His favorite activity is spending time with his family coaching the kids' teams, traveling, and camping. John also likes to read and garden.

Trader Ryan Smith relates how valuable John's vast experience is. "The intensity of his research is unmatched. I'm confident that my family's assets, and those of all our clients and shareholders, are in good and capable hands with John."

John enjoys tracking down a fresh, new stock idea to replace one that might be running out of gas, and says, "I am honored to have the chance to put that company to work for the benefit of our fellow shareholders. Our responsibility to you is our number one objective and being on the firing line every day for that purpose makes the work we do meaningful."
-Rebecca Buswell

BILL . . .

In his 16th year at Friess Associates, your senior research team leader Bill D'Alonzo recognizes the difference between a successful company and a mediocre one. Bill's guidance to his team on such picks as Dell Computer, Interstate Hotels, and Linens'n Things has created gains of more than $222 million for you this year.

"When Bill makes a buy decision, we'll eagerly give up a stock to make room for the new, more dynamic company he's choosing," says fellow researcher Mark Lapolla. "Our pigs-to-the-trough sell discipline works perfectly with Bill because he's always finding that better, more exciting stock for our shareholders."

Bill focuses on the individual aspects of a company's business by first going through each line of its profit and loss statement in a thorough interview with management. He then determines if it fits our strategy of accelerating growth and earnings surprises.

After receiving a degree in Business Management, Bill spent two years as a researcher at the Bank of Delaware Trust Department gaining knowledge about the general workings of the stock market. After joining Friess in 1981, Bill went on to earn an MBA in Finance in 1984 from Widener University.

As a team leader, Bill is responsible for not only the stocks he selects, but also for overseeing the choices of his team. "We're on the front lines of the investment process, with the direct responsibility of our shareholders' success at stake."

Bill and his wife of 17 years, Sarah, and their two children, Susan and Nick, enjoy traveling, playing tennis and golf, and spending time at the beach. Bill is also an expert hunter and often takes Nick along on some of his excursions. -Rebecca Buswell

LYNDA . . .

If shareholders in Brandywine Fund need special attention, they know they can turn to Lynda Campbell. Having joined our team in 1985, Lynda knows your Fund inside and out, serving as Fund Administrator and Secretary for the past eight years.

Chris Long, a member of your Friess management team, says, "Lynda's focus on providing excellent service to each shareholder provides firm-wide leadership as we follow her example of continually seeking new ways to add value to all we do for our shareholders."

A contact at Lipper Analytical applauds Lynda and writes, "Recently we advised a family investment company to purchase Brandywine Fund. The family's business manager called me and sung the praises of your service organization. This followed a very frustrating week for him dealing with several other fund complexes who couldn't get anything right." This letter was written in 1987, when Lynda was the entire service organization for the Fund!

With a shareholder base numbering more than 45,000, Lynda works closely with all the representatives at Firstar Trust Company to ensure they provide top-notch
service to each shareholder who calls.   Lynda travels to Wisconsin every few
months to meet with the reps and answer any questions they may have as well as continuing to familiarize them with our investment approach.

"Interacting with shareholders is the most enjoyable aspect of my position here. I appreciate the chance to build on long-time relationships and reiterate the principles of our strategy to help them feel confident in our number one goal of growing the assets they've entrusted to us."

Out of the office, Lynda and her husband, Doug, work fervently on remodeling the home they purchased four years ago. Visiting with her children, Grier and Carey, and her two young grandchildren, Patrick, 3 and Caroline, 3 months, is also at the top of Lynda's list. Keeping close track of their progress, Lynda says, is a most challenging yet rewarding role!
-Rebecca Buswell

CAPITAL GAINS UPDATE . . .

The October distribution is approaching, and we want to give you the most recent estimates of what we're anticipating. As of 6/26/97, the net realized capital
                        ------------         -------          --------
gains were:

$3.02 in long term capital gains
 1.52 in short term capital gains (treated as ordinary income)
-----
$4.54 total potential distribution per share

There remain unrealized gains of $5.83 and unrealized losses of $.25 as of
             --
6/26/97.
-------

If you have a taxable account, you will have to pay income tax next April on this distribution, but you will not have to pay a gain on this same amount when your shares are eventually redeemed as the value of your existing shares will be reduced by the per share amount of the distribution.

For example, if shares purchased at $20 become worth $30, you have a potential taxable gain of $10 per share. However, if a $3.00 distribution is made, the share value will drop to $27, leaving only $7 instead of $10 as the potential future capital gain.

MARKET CAP . . .

Purchases and subsequent gains in various large cap stocks, those greater than $5 billion, swelled this group to 39.6 percent from 29.2 percent last quarter. All new to your portfolio this quarter, Cisco Systems has brought in $18 million, Warner Lambert Co. $42 million, Computer Associates with $11 million, HBO & Co. $8 million, Rite Aid Corp. $7 million, and 3Com Corp. is up $37 million.

Your mid-cap holdings were reduced slightly from 42 percent in March to 37.6 percent currently. Ascend Communications, CVS Corp., LSI Logic, Adaptec, Western Digital, and Consolidated Stores were all sold reaping profits of $110 million.

Small cap stocks under $1 billion decreased just slightly from 16.3 to 15.4 percent.

YOUR COMPANIES' MARKET CAPITALIZATION

CASH       7.4%
SMALL CAP 15.4%
MID CAP   37.6%
LARGE CAP 39.6%

GROWING YOUR FUND . . .

In each quarterly report, we highlight an employee at one of the companies in which we invest so you can learn about those folks who are really responsible for creating the gains you enjoy. We'd like you to meet Ivory Carson of the Polaroid Corporation.

Ivory is a General Supervisor at a Polaroid manufacturing site in Waltham, Massachusetts. He is responsible for a department of 125 people who assemble all the components in film packs.

Making film packs is challenging work because it involves a complex series of steps. Each pack has 30 components which must be assembled to close tolerances. Every detail matters in the final product.

A West Point graduate, Ivory sees his ten years in the Army as good training for his present job. Manufacturing is result-oriented and detail-oriented. In the military, everything is about results and paying attention to details.

Additionally, the military and manufacturing both involve working with many people. This interaction suits Ivory, whose greatest job satisfaction comes from being able to tell a worker he is doing a good job.

In his ten years at Polaroid, Ivory has worked in several areas including industrial cameras, technical films, and now consumer films. This allows him to better understand the entire company. Looking to the future, Ivory points to Polaroid's exciting developments in computer-based digital imaging films which are revolutionizing photography.

Married, with four teenagers at home, Ivory still finds time to mentor college-bound students through the Y's College Path program.

Polaroid has given Ivory the opportunity to be a high school track coach, letting him fit coaching into a long work day which can run from 6 AM to 10 PM. A high-energy guy, Ivory says, "I really enjoy the challenge. And, you can see the results!"
-Margaret Barton

LETTERS TO THE EDITOR . . .

We receive numerous emails and letters from fellow shareholders on a variety of topics and we're always grateful to those who take the time to share their comments! Below are some edited remarks which may raise some questions that many of you might have.
                           ----------------------------

I am an orthopedic surgeon, and I see and work with a number of pharmaceutical and orthopedic companies.

One company I am very impressed with is Bionx which manufactures biodegradable implants for repairing cartilage as well as fixing fractures. The beauty of their device is it degrades over time negating the need to go back in and remove hardware and its strength. The company went public six months ago and is trading at $20.

Another hot area in my field is bone morphogenic protein (BMP). This is being clinically tested and is injected into fresh fractures; sort of like super glue!

We sent your recommendation, Bionx to Ben Detwiler, a ten year veteran on your team who screens many of the companies your research team investigates. We spoke with the CEO of Bionx, Dave Andersen, as well as with their competitor, Biomet. Bionx is growing dramatically and the company's implants and bone morphogenic protein are ground breaking technologies in your field.

Your team decided to pass on this stock. Based on Wall Street estimates, Bionx is selling at 80x 1997 estimates and 24x 1998 estimates. We focus on companies with more reasonable price earnings ratios and our investment in Bionx could be premature as some of its products are still in clinical trials. We will monitor this exciting company and hope you will continue to share your insights with us.

                           ----------------------------

I tried hard to understand the May 28th letter regarding soft dollars. However, I could not. Please summarize the point you are trying to make. Perhaps I can read it again with some degree of comprehension.

Thank you for taking the time to share your confusion regarding our letter which included the discussion of soft dollars. We appreciate the opportunity to clarify this concept.

The term "soft dollars" refers to the use of commissions generated when Brandywine Fund purchases and sells stock. These commission or soft dollars are used to purchase financial publications, research equipment, computer hardware and software, all of which enhance your research team's efforts to isolate the best companies for you.

                           ----------------------------

I have an existing Brandywine Fund IRA account and would like to add the 401k assets from my previous employer to the account. Also, can my wife's assets be added as well?

You may make additional IRA contributions to your account and "rollover" your 401k assets to a new account which would enable you to "rollover" these segregated assets to another qualified retirement plan in the future.

Unfortunately, you cannot contribute your wife's assets to either account. The Internal Revenue Service regulations do not allow the combination of two individuals' assets in an IRA. She will need to set up her own account.


All of us at Friess Associates were saddened to learn of the tragic helicopter accident that claimed the life of Larry Inlow, Executive Vice President, Secretary and General Counsel of Conseco, Inc.

We want to take this opportunity to pay tribute to Larry for all the fine work he contributed to Conseco during his years there and to express our condolences to the many people who will miss him. While we did not know Larry personally, we have come to know how much he meant to those he worked with and how he brightened their professional lives and provided for them an example of how to live life to the fullest and be a success both at work and at home.

There are many people like Larry at all of the companies in which we invest for whom we are very grateful. It is their efforts every day that help create the gains which our shareholders enjoy.

We extend our deepest sympathy to Larry's family, friends and to everyone at Conseco along with our sincere appreciation for Larry's role in making Conseco such a successful company.

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                                 June 30, 1997
                                  (Unaudited)

   SHARES OR                                                         QUOTED
   PRINCIPAL                                                         MARKET
    AMOUNT                                           COST         VALUE (B)<F4>
    ------                                           ----           ---------

COMMON STOCKS - 92.6% (A)<F3>

            APPAREL & SHOES - 3.9%
   370,700  Gucci Group, N.V.                 $24,414,242         $23,863,812
 1,013,500  Intimate Brands, Inc.              18,630,260          21,283,500
 1,027,400  Jones Apparel Group, Inc.          20,555,815          49,058,350
 2,091,200  Liz Claiborne, Inc.                59,394,005          97,502,200
   322,100  Nautica Enterprises Inc.            7,818,734           8,515,680
   128,100  Pacific Sunwear of California, Inc. 4,654,255           4,131,225
 1,331,000  Polo Ralph Lauren Corporation      40,403,751          36,436,125
   143,600  Quiksilver, Inc.                    3,566,975           4,595,200
   308,800  St. John Knits, Inc.               13,753,655          16,675,200
   101,100  Timberland Co.                      4,558,995           6,520,950
   361,600  Tommy Hilfiger Corp.               15,816,041          14,531,981
   507,200  The Warnaco Group, Inc.            14,423,894          16,167,000
   279,700  The Wet Seal, Inc.                  7,239,689           8,828,171
                                            -------------        ------------
                                              235,230,311         308,109,394

            THIS SECTOR IS 31.0% ABOVE YOUR FUND'S COST.

            AUTOMOTIVE & RELATED - 0.6%
   570,300  Federal-Mogul Corp.                16,286,232          19,960,500
    40,000  Keystone Automotive Industries, Inc.  620,000             680,000
   232,800  O'Sullivan Industries Holdings      3,290,146           3,855,866
   413,800  SPX Corp.                          11,606,318          26,819,620
                                            -------------        ------------
                                               31,802,696          51,315,986

            THIS SECTOR IS 61.4% ABOVE YOUR FUND'S COST.

            COMMUNICATIONS - 5.9%
 1,719,000  Bell Atlantic Corp.               125,298,781         130,429,125
   452,100  Boston Technology, Inc.            11,445,998          13,365,432
   837,750  CellStar Corp.                     11,912,657          25,656,094
   593,500  Cincinnati Bell Inc.               19,104,283          18,695,250
   376,300  DSP Communications, Inc.            4,307,944           4,139,300
    82,500  Dycom Industries, Inc.                982,026           1,134,375
   394,800  ECI Telecom Ltd.                    9,183,957          11,745,300
   690,900  General Cable Corp.                14,691,300          17,704,312
   238,500  LCC International, Inc.             3,504,997           3,756,375
   546,000  MasTec, Inc.                       11,352,728          25,832,898
   132,100  MICROS Systems, Inc.                4,194,878           5,548,200
   430,000  NYNEX Corp.                        25,137,380          24,778,750
   467,700  Octel Communications Corp.         10,090,821          10,961,953
   108,500  Olicom A/S                          1,841,922           1,695,312
 1,627,200  Scientific-Atlanta, Inc.           30,155,470          35,595,000
    62,900  Spectrian Corp.                     1,773,812           2,319,438
 2,187,700  Tellabs, Inc.                      40,745,392         122,237,738
    66,500  USCS International, Inc.            1,982,811           2,177,875
   201,400  World Access Inc.                   2,831,599           4,128,700
                                            -------------        ------------
                                              330,538,756         461,901,427

            THIS SECTOR IS 39.7% ABOVE YOUR FUND'S COST.

            COMPUTERS & RELATED - 8.8%
   190,000  AlphaNet Solutions, Inc.            3,135,000           2,802,500
   168,600  Alternative Resources Corp.         3,474,295           3,435,225
 2,238,100  Compaq Computer Corp.             233,226,675         222,131,425
   759,000  Data General Corp.                 10,617,681          19,734,000
 1,357,500  Dell Computer Corp.                21,415,222         159,422,085
 5,035,600  EMC Corp. (Mass.)                 164,970,369         196,388,400
   160,000  Pomeroy Computer Resource, Inc.     3,975,957           3,960,000
   175,000  Procom Technology, Inc.             1,629,220           1,881,250
 1,937,800  Quantum Corp.                      38,132,042          39,482,675
   503,900  Sequent Computer Systems, Inc.      8,554,021          10,613,646
   481,600  Stratus Computer, Inc.             20,948,805          24,080,000
   185,000  Telxon Corp.                        3,503,755           3,330,000
                                            -------------        ------------
                                              513,583,042         687,261,206

            THIS SECTOR IS 33.8% ABOVE YOUR FUND'S COST.

            DEPARTMENT STORES - 4.9%
   342,000  Ames Department Stores, Inc.        2,823,563           3,313,296
   922,900  Family Dollar Stores, Inc.         20,324,681          25,149,025
 6,111,400  Federated Department Stores, Inc. 199,726,916         212,371,150
   559,600  Fred Meyer, Inc.                   24,780,107          28,924,605
 2,151,200  Nordstrom, Inc.                    98,839,529         105,544,325
   222,800  Proffitt's Inc.                     5,052,446           9,775,350
                                            -------------        ------------
                                              351,547,242         385,077,751

            THIS SECTOR IS 9.5% ABOVE YOUR FUND'S COST.

            DISTRIBUTION - 1.2%
   268,000  Black Box Corp.                     7,638,243          10,787,000
   245,000  InaCom Corp.                        7,751,491           7,625,625
   505,800  Kent Electronics Corp.             16,702,180          18,556,790
   342,100  McKesson Corp.                     25,379,440          26,512,750
   481,100  MicroAge, Inc.                      7,089,896           8,840,213
   643,600  Tech Data Corp.                    11,311,191          20,233,497
                                            -------------        ------------
                                               75,872,441          92,555,875

            THIS SECTOR IS 22.0% ABOVE YOUR FUND'S COST.

            ELECTRICAL EQUIPMENT MANUFACTURERS - 0.4%
   399,500  AAR Corp.                           9,793,793          12,909,043
    89,100  BE Aerospace, Inc.                  1,723,685           2,817,788
   237,100  Precision Castparts Corp.          12,240,248          14,137,088
                                            -------------        ------------
                                               23,757,726          29,863,919

            THIS SECTOR IS 25.7% ABOVE YOUR FUND'S COST.

            ELECTRONICS - 4.0%
    26,000  ACT Manufacturing                   1,053,349           1,085,500
   337,200  AVX Corp.                           7,661,081           9,104,400
   222,800  The DII Group Inc.                  7,383,567           9,803,200
    60,200  Electro Scientific Industries, Inc. 2,014,825           2,520,875
   214,000  KEMET Corp.                         5,589,748           5,323,250
   107,900  Kuhlman Corp.                       3,181,660           3,479,775
   799,800  Microchip Technology Inc.          25,700,202          23,794,050
   233,100  Oak Industries Inc.                 6,545,168           6,701,625
   153,000  Reptron Electronics, Inc.           2,505,375           3,672,000
 1,198,400  SCI Systems, Inc.                  49,787,709          76,398,000
   124,600  Technitrol, Inc.                    2,607,263           3,410,925
   540,200  Tektronix, Inc.                    26,971,233          32,412,000
 2,966,800  Teradyne, Inc.                    121,278,238         116,446,900
   405,700  Waters Corp.                       11,977,818          14,554,488
                                            -------------        ------------
                                              274,257,236         308,706,988

            THIS SECTOR IS 12.6% ABOVE YOUR FUND'S COST.

            FABRIC/TEXTILES - 0.6%
   172,600  Kellwood Co.                        3,649,601           4,789,650
   121,600  Quaker Fabric Corp.                 1,710,107           2,006,400
   375,900  Unifi, Inc.                        11,829,322          14,049,263
   627,200  WestPoint Stevens Inc.             20,379,641          24,539,200
                                            -------------        ------------
                                               37,568,671          45,384,513

            THIS SECTOR IS 20.8% ABOVE YOUR FUND'S COST.

            FINANCIAL/BUSINESS SERVICES - 5.7%
   569,100  AmeriCredit Corp.                   9,812,912          11,951,100
   438,800  BA Merchant Services Inc.           6,608,014           8,364,844
    52,100  CDI Corp.                           2,169,042           2,171,945
   388,650  Comdisco, Inc.                      7,842,820          10,104,900
   202,200  Consolidated Graphics, Inc.         4,892,225           8,441,850
 4,999,900  Conseco, Inc.                     139,704,076         184,996,300
   105,000  CORT Business Services Corp.        2,505,206           3,097,500
    85,000  Data Processing Resources Corp.     1,533,437           1,986,875
   813,300  FIRSTPLUS Financial Group, Inc.    25,983,974          27,652,200
   710,900  FIserv, Inc.                       27,721,336          31,723,912
   746,000  Household International, Inc.      83,316,001          87,608,748
   489,600  IMC Mortgage Company                5,960,100           8,139,600
    40,000  LoJack Corp.                          591,535             575,000
   409,100  Long Beach Financial Corp.          2,659,150           3,579,625
    59,000  MAXIMUS, Inc.                         997,040           1,054,625
   185,000  Metro Information Services, Inc.    3,130,000           3,653,750
   552,500  Nationwide Financial Services Inc. 14,473,562          14,676,058
   249,000  Personnel Group of America, Inc.    3,773,595           7,174,437
   630,000  Servico, Inc.                       9,144,000           9,371,250
    25,000  Staff Leasing, Inc.                   453,125             468,750
   308,900  StaffMark, Inc.                     4,048,746           6,911,638
   110,100  US Rental, Inc.                     1,988,770           2,786,961
   149,000  Wabash National Corp.               3,553,821           4,153,375
   165,000  Warrantech Corp.                    1,402,500           1,711,875
                                            -------------        ------------
                                              364,264,987         442,357,118

            THIS SECTOR IS 21.4% ABOVE YOUR FUND'S COST.

            FOOD/RESTAURANTS - 0.6%
   513,500  CKE Restaurants, Inc.               5,734,170          16,239,437
   585,000  Cracker Barrel Old Country
              Store, Inc.                      16,387,793          15,502,500
   104,500  JP Foodservice, Inc.                2,384,663           2,997,896
   116,800  Logan's Roadhouse, Inc.             2,538,265           2,774,000
   317,250  ShowBiz Pizza Time, Inc.            5,848,350           8,367,469
    80,000  Suiza Foods Corp.                   3,054,176           3,280,000
                                            -------------        ------------
                                               35,947,417          49,161,302

            THIS SECTOR IS 36.8% ABOVE YOUR FUND'S COST.

            HEALTHCARE - 3.0%
 2,328,600  Beverly Enterprises, Inc.          33,781,953          37,839,750
   268,400  Coventry Corp.                      3,140,570           4,059,550
   412,700  FPA Medical Management, Inc.        7,155,360           9,776,038
   745,600  HBO & Co.                          43,488,315          51,353,200
 2,005,900  HEALTHSOUTH Corp.                  35,007,375          50,023,134
   521,700  Integrated Health Services, Inc.   18,611,521          20,085,450
   317,500  Medical Manager Corporation         3,502,437           4,683,125
   425,011  MedPartners, Inc.                   8,333,271           9,190,863
    70,000  Physician Support Systems, Inc.       859,621             857,500
   188,000  Quorum Health Group, Inc.           4,508,823           6,721,000
   171,700  Renal Treatment Centers, Inc.       4,070,942           4,614,437
   435,400  Shared Medical Systems Corp.       17,672,165          23,511,600
   150,000  Specialty Care Network              1,200,000           1,781,250
   228,100  United Wisconsin Services, Inc      8,016,260           7,684,233
                                            -------------        ------------
                                              189,348,613         232,181,130

            THIS SECTOR IS 22.6% ABOVE YOUR FUND'S COST.

            HOME/OFFICE & RELATED - 0.5%
    63,000  Danka Business Systems PLC ADR      2,495,644           2,575,125
   200,000  Furniture Brands International, Inc.3,400,000           3,875,000
   525,400  Knoll Inc.                          9,305,458          12,478,250
    30,000  PAMECO Corp.                          511,800             532,500
   180,000  Rent-Way, Inc.                      1,970,000           2,655,000
   154,200  Samsonite Corp.                     6,455,635           6,804,075
   410,000  Windmere-Durable Holdings Inc.      6,281,597           6,713,750
                                            -------------        ------------
                                               30,420,134          35,633,700

            THIS SECTOR IS 17.1% ABOVE YOUR FUND'S COST.

            LEISURE & ENTERTAINMENT - 2.0%
   207,000  Action Performance Cos. Inc.        2,302,414           5,019,750
   100,000  Ballantyne of Omaha, Inc.           1,687,500           1,800,000
   770,700  Callaway Golf Co.                  24,487,523          27,359,850
   324,800  CapStar Hotels Co.                  9,238,590          10,393,600
    63,600  Doubletree Corp.                    2,227,259           2,615,550
   267,300  Fairfield Communities, Inc.         7,978,792           8,987,962
   313,800  Interstate Hotels Company           7,431,911           9,237,644
 1,354,500  La Quinta Inns, Inc.               29,320,036          29,629,688
    82,400  MIDWAY GAMES, Inc.                  1,597,219           1,761,300
   786,100  Polaroid Corp.                     34,453,021          43,628,550
   382,000  Prime Hospitality Corp.             6,234,478           7,544,500
   107,000  Steiner Leisure LTD                 1,415,971           2,982,625
   240,000  Vistana Inc.                        2,902,500           3,720,000
                                            -------------        ------------
                                              131,277,214         154,681,019

            THIS SECTOR IS 17.8% ABOVE YOUR FUND'S COST.

            MACHINERY/CONSTRUCTION & MISCELLANEOUS MANUFACTURING - 1.7%
 1,498,900  AGCO Corp.                         43,200,558          53,867,468
   452,500  Aviall, Inc.                        6,519,778           6,335,000
   101,400  Carpenter Technology Corp.          4,357,485           4,639,050
    54,400  Cincinnati Milacron Inc.            1,357,715           1,411,027
 1,251,000  Coltec Industries Inc.             22,233,051          24,394,500
   241,100  PAXAR Corp.                         3,937,848           4,550,763
   765,000  Rohr, Inc.                         16,356,643          16,782,570
   104,800  Stratasys, Inc.                     2,419,710           1,689,900
   174,200  Watts Industries, Inc.              3,784,031           4,180,800
   497,000  Wyman-Gordon Co.                   10,983,329          13,419,000
                                            -------------        ------------
                                              115,150,148         131,270,078

            THIS SECTOR IS 14.0% ABOVE YOUR FUND'S COST.

            MEDICAL/DENTAL PRODUCTS & SUPPLIES - 0.7%
   165,000  Advanced Polymer Systems, Inc.      1,428,124           1,320,000
   310,300  AmeriSource Health Corp.           13,951,171          15,476,212
   122,000  Sofamor/Danek Group, Inc.           5,605,195           5,581,500
   285,000  Medical Resources, Inc.             2,906,309           4,702,500
   489,600  STERIS Corp.                       12,858,057          18,298,800
   289,700  Sybron International Corp.          8,164,887          11,551,788
                                            -------------        ------------
                                               44,913,743          56,930,800

            THIS SECTOR IS 26.8% ABOVE YOUR FUND'S COST.

            NETWORKING - 8.5%
 7,899,075  3Com Corp.                        320,752,900         355,458,375
 2,984,300  Bay Networks, Inc.                 76,685,892          79,271,961
 3,377,900  Cisco Systems Inc.                208,895,984         226,741,537
                                            -------------        ------------
                                              606,334,776         661,471,873

            THIS SECTOR IS 9.1% ABOVE YOUR FUND'S COST.

            OIL/GAS FIELD SERVICES - 6.0%
   817,200  BJ Services Co.                    38,587,004          43,822,350
 1,462,800  Cooper Cameron Corp.               50,249,549          68,385,900
   385,900  EVI Inc.                            4,545,942          16,207,800
   103,800  Hvide Marine Inc.                   2,457,569           2,296,575
   314,200  J. Ray McDermott, S.A.              8,510,558           8,483,400
   250,700  Key Energy Group, Inc.              3,845,094           4,465,719
   279,500  Lone Star Technologies, Inc.        5,422,669           8,000,687
 1,389,400  Marine Drilling Companies, Inc.    26,858,505          27,266,975
   548,400  McDermott International, Inc.      14,323,019          16,006,699
   681,900  Nabors Industries, Inc.            14,621,757          17,047,500
   184,200  National-Oilwell Inc.               8,233,588          10,591,500
 2,716,800  Noble Drilling Corp.               33,421,236          61,299,158
   381,300  Nuevo Energy Co.                   13,975,915          15,633,300
    50,000  Oryx Energy Co.                       713,515           1,056,250
   348,100  Parker Drilling Co.                 3,293,642           3,872,613
   305,400  Pool Energy Services Co.            5,044,988           5,535,375
   106,800  Precision Drilling Corp.            4,637,477           5,166,450
   668,300  Pride International, Inc.          10,821,254          16,039,200
 1,343,500  Rowan Companies, Inc.              23,617,972          37,870,578
   576,400  Santa Fe International Corporation 18,131,294          19,597,600
   295,000  Transocean Offshore Inc.           21,205,588          21,424,375
   340,500  Trico Marine Services, Inc.         7,695,191           7,427,327
   760,100  Varco International, Inc.          22,407,629          24,513,225
   260,200  Veritas DGC Inc.                    5,224,902           5,854,500
   445,800  Vintage Petroleum, Inc.            14,087,096          13,708,350
   150,000  Weatherford Enterra Inc.            5,559,000           5,775,000
                                            -------------        ------------
                                              367,491,953         467,348,406

            THIS SECTOR IS 27.2% ABOVE YOUR FUND'S COST.

            PHARMACEUTICALS - 3.2%
   100,000  Andrx Corp.                         3,559,689           3,825,000
   549,800  Roberts Pharmaceutical Corp.        7,187,135           6,151,162
 1,950,300  Warner-Lambert Co.                200,765,420         242,324,775
                                            -------------        ------------
                                              211,512,244         252,300,937

            THIS SECTOR IS 19.3% ABOVE YOUR FUND'S COST.

            SEMICONDUCTORS & RELATED - 6.4%
 5,192,300  Advanced Micro Devices, Inc.      174,764,637         186,922,800
    95,000  CFM Technologies, Inc.              2,737,500           3,111,250
 1,488,000  Cypress Semiconductor Corp.        22,052,436          21,576,000
   250,900  Dallas Semiconductor Corp.          6,691,456           9,847,825
   222,500  Digital Microwave Corp.             5,632,343           6,675,000
   197,500  DSP Group, Inc.                     2,639,356           2,959,340
   245,800  Exar Corp.                          4,848,482           5,284,700
   240,000  Hadco Corp.                        13,958,754          15,720,000
   444,800  International Rectifier Corp.       7,580,499           8,284,400
   395,400  Kulicke & Soffa Industries, Inc.   10,470,685          12,838,243
   342,000  Lattice Semiconductor Corp.        16,643,700          19,323,000
   158,200  Microsemi Corp.                     1,841,023           2,017,050
 4,531,600  National Semiconductor Corp.      113,844,581         138,780,250
   216,700  QLogic Corp.                        4,615,972           5,525,850
    10,000  SanDisk Corp.                         143,750             146,250
   156,300  Semtech Corp.                       2,047,212           5,704,950
   122,400  Sipex Corp.                         3,303,542           4,437,000
   163,000  Supertex, Inc.                      2,153,239           1,813,375
   596,700  Vishay Intertechnology, Inc.       17,899,351          17,267,305
 1,285,700  VLSI Technology, Inc.              29,233,366          30,374,662
                                            -------------        ------------
                                              443,101,884         498,609,250

            THIS SECTOR IS 12.5% ABOVE YOUR FUND'S COST.

            SPECIALTY RETAILING - 10.0%
   111,400  Abercrombie & Fitch Co.             1,781,777           2,060,900
 1,119,900  AnnTaylor Stores Corp.             22,927,060          21,838,050
   256,000  Audiovox Corp.                      2,044,444           1,840,128
   337,600  Barnes & Noble Inc.                13,760,492          14,516,800
   769,200  Borders Group, Inc.                13,673,533          18,556,950
 1,542,700  Claire's Stores, Inc.              25,946,453          26,997,250
 2,968,900  CompUSA Inc.                       59,036,167          63,831,350
 3,019,800  Costco Companies, Inc.             86,751,697          99,275,925
   464,200  Dress Barn, Inc.                    6,293,682           9,051,900
   621,500  Eagle Hardware & Garden, Inc.      13,059,803          14,216,813
   367,000  French Fragrances Inc.              2,202,000           3,394,750
   865,000  Hollywood Entertainment Corp.      17,937,242          19,786,875
   103,600  Lands' End, Inc.                    2,957,874           3,069,150
   520,600  Linens'n Things, Inc.               8,796,197          15,422,775
   368,200  Mac Frugal's Bargains o
              Close-outs Inc.                   8,120,023          10,033,450
   192,600  The North Face, Inc.                2,826,633           3,514,950
   117,800  Paul Harris Stores, Inc.            1,336,329           1,973,150
   725,400  Payless ShoeSource, Inc.           22,486,204          39,670,675
   307,900  Petco Animal Supplies, Inc.         8,323,791           9,237,000
 1,944,600  Rite Aid Corp.                     90,244,814          96,986,925
   939,800  Ross Stores, Inc.                  22,986,975          30,720,182
   567,600  Stage Stores, Inc.                 11,000,915          14,828,550
 3,709,700  Staples, Inc.                      85,874,746          86,250,525
   785,900  Tiffany & Co.                      28,009,518          36,299,149
 5,042,600  TJX Companies, Inc.                76,364,962         132,998,575
   234,150  Tuesday Morning Corp.               4,414,997           4,712,269
                                            -------------        ------------
                                              639,158,328         781,085,016

            THIS SECTOR IS 22.2% ABOVE YOUR FUND'S COST.

            SOFTWARE - 6.4%
 1,308,500  Autodesk, Inc.                     43,979,319          50,132,560
   243,500  AXENT Technologies Inc.             4,134,734           3,713,375
 3,194,000  BMC Software, Inc.                145,461,862         176,867,750
   485,300  Cognos Inc.                         8,721,844          15,104,962
 1,474,400  Compuware Corp.                    26,986,891          70,402,600
 1,206,000  Electronic Arts Inc.               34,784,255          40,551,750
   855,600  Electronics for Imaging, Inc.      31,740,265          40,427,100
   271,000  IKOS Systems, Inc.                  3,624,501           5,792,625
     9,000  Insight Enterprises, Inc.             269,512             270,567
   249,300  JDA Software Group, Inc.            7,041,175           8,507,362
   237,300  Legato Systems, Inc.                4,078,185           4,390,050
   124,000  Natural MicroSystems Corp.          4,200,500           4,464,000
    68,100  Sterling Commerce Inc.              1,974,900           2,238,788
   723,800  Sterling Software, Inc.            22,746,074          22,618,750
   497,200  Structural Dynamics Research Corp. 11,265,357          13,051,500
 1,608,800  Symantec Corp.                     25,472,009          31,371,600
    55,000  Symix Systems, Inc.                   663,750             632,500
   180,900  Viewlogic Systems, Inc.             2,773,893           2,645,663
   208,900  Wall Data Inc.                      5,071,214           5,509,738
                                            -------------        ------------
                                              384,990,240         498,693,240

            THIS SECTOR IS 29.5% ABOVE YOUR FUND'S COST.

            TRANSPORTATION & RELATED - 3.7%
    91,200  AirNet Systems Inc.                 1,316,013           1,493,400
 1,096,700  America West Holdings              17,013,417          15,902,150
   194,300  American Freightways Corp.          2,632,382           3,035,937
    70,500  Atlantic Coast Airlines Inc.          982,266           1,110,375
   269,300  Budget Group, Inc.                  8,294,902           9,290,850
   575,800  Caliber System, Inc.               20,858,005          21,448,550
    92,500  Celadon Group, Inc.                   962,017           1,063,750
   917,100  CNF Transportation, Inc.           26,523,901          29,576,475
   668,100  Comair Holdings, Inc.              14,860,702          18,498,353
   293,000  Consolidated Freightways Corp.      4,341,862           4,797,875
 1,219,200  Gulfstream Aerospace Corp.         35,322,679          35,966,400
   516,600  Hertz Corp.                        14,322,065          18,597,600
   550,000  MotivePower Industries              7,572,625           8,800,000
    40,000  M.S. Carriers, Inc.                   825,000           1,005,000
   175,000  SkyWest, Inc.                       2,852,500           2,734,375
 1,363,100  Southwest Airlines Co.             33,033,568          35,270,213
    95,200  Triumph Group, Inc.                 1,956,918           2,951,200
 1,955,500  US Airways Group, Inc.             52,511,429          68,442,500
   340,000  Werner Enterprises, Inc.            6,241,562           6,587,500
                                            -------------        ------------
                                              252,423,813         286,572,503

            THIS SECTOR IS 13.5% ABOVE YOUR FUND'S COST.

            MISCELLANEOUS - 3.9%
 1,231,000  The B.F. Goodrich Company          51,711,784          53,318,303
 3,041,200  Corning Inc.                      142,702,081         169,166,750
 1,270,900  The Dial Corp.                     19,391,724          19,857,812
   181,400  Kaufman & Broad Home Corp.          2,523,868           3,185,928
   390,800  The Lubrizol Corp.                 15,079,994          16,389,370
   567,500  Ogden Corp.                        11,868,854          12,343,125
 1,067,700  Philip Services Corp.              16,752,357          16,949,738
   324,200  RPM, INC.                           5,445,268           5,957,175
   177,200  TETRA Technologies, Inc.            4,846,442           4,385,700
   105,800  Triangle Pacific Corp.              3,405,593           3,385,600
                                            -------------        ------------
                                              273,727,965         304,939,501

            THIS SECTOR IS 11.4% ABOVE YOUR FUND'S COST.

            WARRANTS - 0.0%
        43  Sound Advice, Inc.
            Warrants, 06/14/99                          0                   0

            THIS SECTOR IS 0.0% BELOW YOUR FUND'S COST.

                                            -------------        ------------
            Total common stocks             5,964,221,580       7,223,412,932

            SHORT-TERM INVESTMENTS - 7.4%(A)<F3>

            COMMERCIAL PAPER - 7.3%
$34,400,000 American General Finance Corp.,    34,400,000          34,400,000
            due 07/01/97, discount of 6.20%
35,000,000  Barton Capital Corp.,              35,000,000          35,000,000
            due 07/01/97, discount of 5.60%
50,000,000  Ford Motor Credit Europe,          50,000,000          50,000,000
            due 07/01/97, discount of 5.54%
50,000,000  Smith Barney,                      49,992,306          49,992,306
            due 07/02/97, discount of 5.54%
30,000,000  Volkswagen America,                29,995,325          29,995,325
            due 07/02/97, discount of 5.61%
50,000,000  Ford Motor Credit Europe,          49,984,555          49,984,555
            due 07/03/97, discount of 5.56%
40,000,000  John Hancock,                      39,987,667          39,987,667
            due 07/03/97, discount of 5.55%
50,000,000  Hertz Corp.,                       49,984,417          49,984,417
            due 07/03/97, discount of 5.61%
50,000,000  American General Capital Services, 49,953,750          49,953,750
            due 07/07/97, discount of 5.55%
50,000,000  General Electric Capital Corp.,    49,953,750          49,953,750
            due 07/07/97, discount of 5.55%
10,000,000  Ford Motor Credit Co.,              9,989,014           9,989,014
            due 07/08/97, discount of 5.65%
10,000,000  Goldman Sachs,                      9,989,033           9,989,033
            due 07/08/97, discount of 5.64%
50,000,000  Household Finance Corp.,           49,945,556          49,945,556
            due 07/08/97. discount of 5.60%
10,000,000  Unilever Capital Corp.,             9,989,033           9,989,033
            due 07/08/97, discount of 5.64%
25,000,000  John Deere Capital Corporation,    24,968,500          24,968,500
            due 07/09/97, discount of 5.67%
25,000,000  Merrill Lynch & Co., Inc.,         24,960,625          24,960,625
            due 07/11/97, discount of 5.67%

                                            -------------        ------------
            Total commercial paper            569,093,531         569,093,531

            VARIABLE RATE DEMAND NOTES - 0.1%
 5,046,108  Johnson Controls, Inc.              5,046,108           5,046,108
 1,850,000  Wisconsin Electric Power Co.        1,850,000           1,850,000
                                            -------------        ------------
            Total variable rate demand notes    6,896,108           6,896,108
                                            -------------        ------------
            Total short-term investments      575,989,639         575,989,639
                                            -------------        ------------
            Total investments              $6,540,211,219       7,799,402,571
                                           ==============
            LIABILITIES, LESS CASH AND
            RECEIVABLES (0.0%) (A)<F3>                            (1,527,122)
                                                              ---------------
              Net Assets                                       $7,797,875,449
                                                               ==============
            Net Asset Value Per Share
            ($0.01 par value 500,000,000
            shares authorized), offering
            and redemption price
            ($7,797,875,449 / 211,249,962
            shares outstanding)                                        $36.91
                                                                       ======

(a)<F3>Percentages for the various classifications relate to net assets.
(b)<F4>Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments are valued at amortized cost which approximates quoted market value.

TOP TEN . . .

Purchases of 3Com Corp., Bay Networks, and Cisco Systems brought Networking back as your third largest industry group with 8.5 percent. Together, these companies have already brought you $58 million.

Computers & Related was pared back to 8.8 percent, dropping to number 2 from the top spot in March. Adaptec, American Power Conversion and Western Digital were sold, nailing down profits of more than $65 million.

Specialty Retailing returns to the number one position it held in December, even though it went from 11.4 percent to 9.9 percent. Sales in CVS Corp., General Nutrition and Pier One yielded more than $30 million.

Leaving your Top Ten this quarter were Apparel & Shoes, dropping from 5.2 in March to 3.9 today and Healthcare, moving back slightly from 3.1 to 3 percent.

TOP TEN INDUSTRY GROUPS

     Specialty Retailing           10.0%
     Computers & Related            8.8%
     Networking                     8.5%
     Software                       6.4%
     Semiconductors & Related       6.4%
     Oil/Gas Field Services         6.0%
     Communications                 5.9%
     Financial/Business Services    5.7%
     Department Stores              4.9%
     Electronics                    4.0%
     Cash                           7.4%
     All Others                    26.0%

ON THE CUTTING EDGE . . .

Research and development in a wide variety of fields may someday generate huge money-makers. These ideas may not add to the value of your investments today, but they point to exciting future prospects. We were struck by the following bright ideas:

DE-ICING DEVELOPMENTS
Typically, to remove ice, snow and slush from a plane, an anti-icing fluid is applied to the plane as it sits on the runway before take-off, but this can result in run-off pollution problems. Several companies are exploring new approaches. For small planes, B.F. Goodrich invented an inflatable boot along the wing which, when inflated, breaks the ice loose. Union Carbide makes an anti-icing fluid that sticks like molasses, does its job, and then sheers off during take-off.

SAY GOODBYE TO LOST LUGGAGE HASSLES!
Samsung Electronics wants to make luggage that has identity cards built in. The cards will be made from Ferroelectric Random-Access Memory chips, or FRAMS.
This type of chip can be read at a distance and retain data without recharging. Even if your suitcase lands in the wrong airport without a tag, the airline will be able to scan it and return it to you.

BOOKS, BOOKS, AND MORE BOOKS!
Amazon.com calls itself "Earth's Biggest Bookstore." Located at http://www.amazon.com on the World Wide Web, its homepage offers 2.5 million titles both in and out of print! To put those numbers in perspective, the largest physical bookstore offers about 175,000 books. Open 24 hours a day, 365 days a year, Amazon.com exemplifies the potential of the cyberspace marketplace. If you are not online, you can still contact the company the old-fashioned way at 1-800-201-7575 or fax (206)396-2950.

BOARD OF DIRECTORS

John E. Burris
Chairman
Burris Foods, Inc.
Milford, Delaware

Foster S. Friess
President
Friess Associates, Inc.
Jackson, Wyoming

Stig Ramel
Former President
Nobel Foundation
Stockholm, Sweden

(800) 656-3017   P.O. Box 4166, Greenville, DE 19807   bfunds@friess.com


Investment Adviser: FRIESS ASSOCIATES, INC.
Custodian, Transfer Agent: FIRSTAR TRUST COMPANY

Independent Accountants: PRICE WATERHOUSE LLP
Legal Counsel: FOLEY & LARDNER

OFFICERS: Foster S. Friess, President and Treasurer; Clarke Adams, Vice President; William F. D'Alonzo, Vice President; Carl S. Gates, Vice President; Paul R. Robinson, Vice President; and Lynda J. Campbell, Secretary

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Brandywine Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Report editor: Rebecca A. Buswell
Report Staff: Margaret Barton, Paul R. Robinson, Jennifer Weldon